                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D. C.  20549

                                    FORM 8-K

                                 CURRENT REPORT

    Pursuant to section 13 or 15(d) of the Securities Exchange Act of 1934




               Date of Report (Date of earliest event reported)
                               FEBRUARY 3, 1995
                         ----------------------------





                            BAYOU STEEL CORPORATION
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)




      DELAWARE                     33-22603            72-1125783
- ---------------------          ----------------    --------------------
(State or other jurisdiction      (Commission        (I.R.S. Employer
  of incorporation)               File Number)      Identification No.)

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             RIVER ROAD, P.O. BOX 5000, LAPLACE, LOUISIANA  70069
             ----------------------------------------------------
                   (Address of principal executive offices)
                                  (Zip Code)



                                (504) 652-4900
             ----------------------------------------------------
             (Registrant's telephone number, including area code)



                                NOT APPLICABLE
                                --------------
        (Former name or former address, if changed since last report.)

Item 5.   OTHER EVENTS
          ------------

     The Company has entered into a purchase agreement with Tennessee Valley Steel Corporation to acquire substantially all of the assets of Tennessee Valley for a purchase price of $30.5 million.

     Tennessee Valley is currently operating under the protection of Chapter 11 of the United States Bankruptcy code and the purchase of assets will be subject to the approval of the bankruptcy court as well as regulatory approvals, definitive documentation of the transaction, and other conditions.

Item 7.   EXHIBITS
          --------

     (c)  News Release dated February 3, 1995.

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                                   SIGNATURE
                                   ---------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


BAYOU STEEL CORPORATION
- -----------------------
     (Registrant)



By /s/ Richard J. Gonzalez
  --------------------------------
  Richard J. Gonzalez,
  Vice President, Treasurer, Chief
  Financial Officer, and Secretary


 Date:  February 3, 1995

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                               INDEX TO EXHIBITS
                               -----------------


                                                        PAGE
  EXHIBIT                                              NUMBER
  -------                                              ------

    99      News Release dated February 3, 1995             5